                                                                   Exhibit 10.48
                                                                   -------------



                               SECURITY AGREEMENT

                                     among

                              COINMACH CORPORATION


                                      and

                             BANKERS TRUST COMPANY,
                              as Collateral Agent


                          Dated as of January 8, 1997

                        TABLE OF CONTENTS


                                                             Page

                             ARTICLE I

                        SECURITY INTERESTS..................    2

Section 1.1.   Grant of Security Interests..................    2
Section 1.2.   Power of Attorney............................    3

                            ARTICLE II

                 GENERAL REPRESENTATIONS,
                 WARRANTIES AND COVENANTS...................    3

Section 2.1.   Necessary Filings............................    3
Section 2.2.   No Liens.....................................    4
Section 2.3.   Other Financing Statements...................    4
Section 2.4.   Chief Executive Office; Records..............    4
Section 2.5.   Location of Inventory and Equipment..........    5
Section 2.6.   Recourse.....................................    5
Section 2.7.   Trade Names; Change of Name..................    6

                            ARTICLE III

                   SPECIAL PROVISIONS CONCERNING
             RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS......    6

Section 3.1.   Additional Representations and Warranties....    6
Section 3.2.   Maintenance of Records.......................    7
Section 3.3.   Direction to Account Debtors; Contracting
                 Parties; etc...............................    7
Section 3.4.   Modification of Terms; etc...................    8
Section 3.5.   Collection...................................    8
Section 3.6.   Instruments..................................    9
Section 3.7.   Further Actions..............................    9

                            ARTICLE IV

                SPECIAL PROVISIONS CONCERNING MARKS.........    9

Section 4.1.   Additional Representations and Warranties....    9
Section 4.2.   Licenses and Assignments.....................   10

                                                             Page
                                                             ----

Section 4.3.   Infringements................................   10
Section 4.4.   Preservation of Marks........................   10
Section 4.5.   Maintenance of Registration..................   10
Section 4.6.   Future Registered Marks......................   10
Section 4.7.   Remedies.....................................   11

                             ARTICLE V

                   SPECIAL PROVISIONS CONCERNING
                      PATENTS AND COPYRIGHTS................   11

Section 5.1.   Additional Representations and Warranties....   11
Section 5.2.   Licenses and Assignments.....................   12
Section 5.3.   Infringements................................   12
Section 5.4.   Maintenance of Patents.......................   12
Section 5.5.   Prosecution of Patent Application............   12
Section 5.6.   Other Patents and Copyrights.................   13
Section 5.7.   Remedies.....................................   13

                            ARTICLE VI

               PROVISIONS CONCERNING ALL COLLATERAL.........   13

Section 6.1.   Protection of Collateral Agent's Security....   13
Section 6.2.   Warehouse Receipts Non-negotiable............   14
Section 6.3.   Further Actions..............................   14
Section 6.4.   Financing Statements.........................   14

                            ARTICLE VII

                    REMEDIES UPON OCCURRENCE OF
                         EVENT OF DEFAULT...................   15

Section 7.1.   Remedies; Obtaining the Collateral Upon
                 Default....................................   15
Section 7.2.   Remedies; Disposition of the Collateral......   16
Section 7.3.   Waiver of Claims.............................   17
Section 7.4.   Application of Proceeds......................   18
Section 7.5.   Remedies Cumulative..........................   21
Section 7.6.   Discontinuance of Proceedings................   21

                                                             Page
                                                             ----

                           ARTICLE VIII

                             INDEMNITY......................   22

Section 8.1.   Indemnity....................................   22
Section 8.2.   Indemnity Obligations Secured by Collateral;
                 Survival...................................   23

                            ARTICLE IX

                            DEFINITIONS.....................   24

                             ARTICLE X

                           MISCELLANEOUS....................   29

Section 10.1.  Notices......................................   29
Section 10.2.  Waiver; Amendment............................   31
Section 10.3.  Obligations Absolute.........................   31
Section 10.4.  Successors and Assigns.......................   31
Section 10.5.  Headings Descriptive.........................   32
Section 10.6.  Severability.................................   32
Section 10.7.  GOVERNING LAW................................   32
Section 10.8.  Pledgor's Duties.............................   32
Section 10.9.  Termination; Release.........................   32
Section 10.10. Counterparts.................................   33
Section 10.11. The Collateral Agent.........................   33


ANNEX A        Schedule of Permitted Filings
ANNEX B        Schedule of Record Locations
ANNEX C        Schedule of Inventory and Equipment Locations
ANNEX D        Schedule of Trade, Fictitious and Other Names
ANNEX E        Schedule of Marks
ANNEX F        Schedule of License Agreements and Assignments
ANNEX G        Schedule of Patents and Applications
ANNEX H        Schedule of Copyrights and Applications
ANNEX I        Assignments of Security Interest in United States
               Trademarks and Patents
ANNEX J        Assignment of Security Interest in United States
               Copyrights

                               SECURITY AGREEMENT
                               ------------------


          SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of January 8, 1997, by COINMACH CORPORATION (the "Pledgor") a Delaware corporation having an office at 55 Lumber Road, Roslyn, New York 11576, in favor of BANKERS TRUST COMPANY, as Collateral Agent (the "Collateral Agent") for the benefit of (x) the Banks, the Administrative Agent (as hereinafter defined), the Syndication Agent (as hereinafter defined), the Documentation Agent (as hereinafter defined) and the Collateral Agent under, and any other lenders from time to time party to, the Credit Agreement hereinafter referred to (such Banks, the Administrative Agent, the Syndication Agent, the Documentation Agent, the Collateral Agent and such other lenders, if any, are hereinafter called the "Bank Creditors") and (y) if one or more Banks (or any Affiliate thereof) enter into one or more (i) interest rate protection agreements (including, without limitation, interest rate swaps, caps, floors, collars and similar agreements), (ii) foreign exchange contracts, currency swap agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values and/or (iii) other types of hedging agreements from time to time (collectively, the "Interest Rate Protection or Other Hedging Agreements") with, or guaranteed by, the Pledgor, any such Bank or Banks or any Affiliate of such Bank or Banks (even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) so long as any such Bank or Affiliate participates in the extension of such Interest Rate Protection or Other Hedging Agreements and their subsequent assigns, if any (collectively, the "Other Creditors"; together with the Bank Creditors, the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Credit Agreement shall be used herein as so defined.


                               R E C I T A L S :
                               ---------------


          1. Coinmach Laundry Corporation, the Pledgor, the lenders (the "Banks") from time to time party thereto, Bankers Trust Company, as Administrative Agent (together with any successor, the "Administrative Agent"), First Union National Bank of North Carolina, as Syndication Agent (together with any successor, the "Syndication Agent") and Lehman Commercial Paper, Inc., as Documentation Agent (together with any successor, the "Documentation Agent")have entered into a Credit Agreement, dated as of the date hereof, providing for the making of Loans and the issuance of, and participation in, Letters of Credit as contemplated therein (such agreement, as amended, modified, extended, renewed, replaced, restated or supplemented from time to time, and including any agreement extending the maturity of, or restructuring all or any portion of the Indebtedness under such agreement or any successor agreement, the "Credit Agreement").

          2. The Pledgor may at any time and from time to time enter into, or guarantee obligations of its Subsidiaries under, one or more Interest Rate Protection or Other Hedging Agreements with one or more Other Creditors.

          3. It is a condition to each of the above-described extensions of credit to the Pledgor that the Pledgor shall have executed and delivered this Agreement.

          4. The Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph.


                              A G R E E M E N T :
                              -----------------

          NOW, THEREFORE, in consideration of the extensions of credit to be made to the Pledgor and other benefits accruing to the Pledgor, the receipt and sufficiency of which are hereby acknowledged, the Pledgor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Creditors and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Creditors as follows:


                                   ARTICLE I

                               SECURITY INTERESTS

          Section 1.1. Grant of Security Interests.  (a)  As security for the
                       ---------------------------
prompt and complete payment and performance when due of all of the Obligations, the Pledgor does hereby collaterally assign and transfer unto the Collateral Agent, and does hereby grant to the Collateral Agent for the benefit of the Secured Creditors, a continuing security interest of first priority (subject to Liens evidenced by Permitted Filings and other Permitted Liens) in, all of the right, title and interest of the Pledgor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable, (ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) the Cash Collateral Account established for the Pledgor and all monies, securities and instruments deposited or required to be deposited in such Cash Collateral Account, (v) all Equipment, (vi) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of the Pledgor symbolized by the Marks, (vii) all Patents and Copyrights, and all reissues, renewals or extensions thereof, (viii) all computer programs of the Pledgor and all intellectual property rights therein and all other proprietary information of the Pledgor, including, but not limited to, Trade Secrets, (ix) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Pledged Securities), and (x) all Proceeds and products of any and all of the foregoing (all of the above, collectively, the "Collateral").

          (b) The security interests of the Collateral Agent under this Agreement extend to all Collateral of the kind which is the subject of this Agreement which the Pledgor may acquire at any time during the continuation of this Agreement.

          Section 1.2.  Power of Attorney.  The Pledgor hereby constitutes and
                        -----------------
appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of the Pledgor or as otherwise provided herein), in the Collateral Agent's reasonable discretion, to take any action and to execute any instrument which the Collateral Agent may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.


                                   ARTICLE II

               GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

          The Pledgor represents, warrants and covenants, as of the date hereof, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

          Section 2.1.  Necessary Filings.  All filings, registrations and
                        -----------------
recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by the Pledgor to the Collateral Agent hereby in respect of the Collateral, to the knowledge of the Pledgor, have been filed or concurrently herewith are being filed and the security interest granted to the Collateral Agent pursuant to this Agreement in and to Collateral constitutes or shall constitute upon the appropriate filing a perfected security interest therein prior to the rights of all other Persons therein and subject to no other Liens (except that the Collateral may be subject to the security interests evidenced by the financing statements disclosed on Schedule A hereto, but only
                                                   ----------
to the respective date, if any, set forth on Schedule A (the "Permitted
                                             ----------
Filings") and to any other

Permitted Liens, and is or shall be entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code to the extent complied with or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

          Section 2.2.  No Liens.  The Pledgor is, and as to Collateral acquired
                        --------
by it from time to time after the date hereof the Pledgor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Liens created hereby, Permitted Liens or Liens evidenced by the Permitted Filings), and the Pledgor shall use its good faith efforts to defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent.

          Section 2.3.  Other Financing Statements.  As of the date hereof,
                        --------------------------
there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) on file or of record in any relevant jurisdiction covering or purporting to cover any interest of any kind in the Collateral except as disclosed in Schedule A hereto and as may be filed
                                         ----------
in connection with Permitted Liens and so long as any Commitment has not been terminated or any Letter of Credit or Note remains outstanding or any of the Obligations remain unpaid or any Interest Rate Protection or Other Hedging Agreement remains in effect or any obligations are owed with respect thereto, the Pledgor shall not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by the Pledgor or in respect of the Permitted Liens.

          Section 2.4.  Chief Executive Office; Records.  As of the date hereof,
                        -------------------------------
the chief executive office of the Pledgor is located at the location indicated on Schedule B hereto. The Pledgor will not move its chief executive office
   ----------
except to such new location as the Pledgor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables and Contract Rights and Trade Secrets of the Pledgor and the only original books of account and records of the Pledgor relating thereto are, and will continue to be, kept at the chief executive office of the Pledgor, at such other locations shown on Schedule C hereto or at such new locations as the
                              ----------
Pledgor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights of the Pledgor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above. The Pledgor will not establish a new location for such offices until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new location, it shall have taken all action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted and perfected hereby at all times fully perfected and in full force and effect, and (iii) the Collateral Agent shall have received reasonably satisfactory evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

          Section 2.5.  Location of Inventory and Equipment.  All Inventory and
                        -----------------------------------
Equipment held on the date hereof by the Pledgor is located at one of the locations shown on Schedule D hereto. The Pledgor agrees that all Inventory and
                   ----------
Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to) one of the locations shown on Schedule D hereto or such new
                                               ----------
location as the Pledgor may establish in accordance with the last sentence of this Section 2.5. The Pledgor shall not establish a new location for Inventory and Equipment until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may request, (ii) with respect to such new location, it shall have taken all action satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, and
(iii) the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have reasonably been taken, in order to perfect (and maintain the perfection and priority of) the security interest granted hereby.

          Section 2.6.  Recourse.  This Agreement is made with full recourse to
                        --------
the Pledgor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of the Pledgor contained herein, in the other Credit Documents, in the Interest Rate Protection or Other Hedging Agreements and otherwise in writing in connection herewith or therewith.

          Section 2.7.  Trade Names; Change of Name.  The Pledgor does not have
                        ---------------------------
or operate in any jurisdiction under, or in the preceding 12 months has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed on Schedule E hereto. The Pledgor shall not change its
                       ----------
legal name or assume or operate in any jurisdiction under any trade, fictitious or other name in any manner which might make any financing statement or continuation statement filed in connection therewith seriously misleading within the meaning of Section 9-402(7) of the UCC except those names listed on Schedule
                                                                        --------
E hereto and new names (including, without limitation, any names of divisions or
-
operations) established in accordance with the last sentence of this Section
2.7. The Pledgor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name that would make any financing statement or continuation statement filed in connection therewith, seriously misleading within the meaning of Section 9-402(7) of the UCC until (i) it shall have given to the Collateral Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new name and the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new name, it shall have taken all reasonable action to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.


                                  ARTICLE III

                         SPECIAL PROVISIONS CONCERNING
                   RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

          Section 3.1.  Additional Representations and Warranties.  As of the
                        -----------------------------------------
time when each of its Receivables arises, the Pledgor shall be deemed to have represented and warranted that such Receivable, and all records, papers and documents relating thereto (if any) are genuine and in all material respects what they purport to be, and that all papers and documents (if any) relating thereto to the actual knowledge of the Pledgor (i) will represent the genuine, legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by the respective account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (ii) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes), (iii) will evidence true and valid obligations, enforceable in accordance with their respective terms and (iv) will be in compliance and will conform in each case in all material respects with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

          Section 3.2.  Maintenance of Records.  The Pledgor will keep and
                        ----------------------
maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, including, but not limited to, the originals or copies of all documentation (including each Contract) with respect thereto, records of all payments received, all credits granted thereon, all merchandise returned and all other dealings therewith, and the Pledgor will make the same available on the Pledgor's premises to the Collateral Agent for inspection, at the Pledgor's own cost and expense, at any and all reasonable times; provided,
                                                                     --------
however, if no Event of Default has occurred and is then continuing, Collateral
-------
Agent shall give the Pledgor reasonable prior written notice of any such inspection. Upon the occurrence and during the continuance of an Event of Default and upon the reasonable request of the Collateral Agent, the Pledgor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by the Pledgor). Upon the occurrence and during the continuance of an Event of Default and the delivery by the Collateral Agent of notice to the Pledgor in accordance with Article X of the Credit Agreement, if the Collateral Agent so directs, the Pledgor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, its Receivables and the Contracts, as well as all books, records and documents of the Pledgor evidencing or pertaining to such Receivables and Contracts with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

          Section 3.3.  Direction to Account Debtors; Contracting Parties; etc.
                        ------------------------------------------------------
Upon the occurrence and during the continuance of an Event of Default and delivery of notice to the Pledgor in accordance with Article X of the Credit Agreement, and if the Collateral Agent so directs the Pledgor, to the extent permitted by applicable law, the Pledgor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Receivables and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as the Pledgor. Without notice to or assent by the Pledgor, the Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account which application shall be effected in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by the Pledgor or the Collateral Agent, shall be borne by the Pledgor.

          Section 3.4.  Modification of Terms; etc.  Except as otherwise
                        ---------------------------
provided in the Credit Agreement, the Pledgor shall not rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term relating to such indebtedness or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent (not to be unreasonably withheld), except as permitted by
Section 3.5. Except as otherwise provided in the Credit Agreement, the Pledgor will duly fulfill all obligations on its part to be fulfilled under or in connection with the Receivables and Contracts and will do nothing to impair in any material respect the rights of the Collateral Agent in the Receivables or Contracts.

          Section 3.5.  Collection.  The Pledgor shall endeavor to cause to be
                        ----------
collected from the account debtor named in each of its Receivables or obligor under any of its Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, unless an Event of Default has occurred and is continuing and the Collateral Agent has delivered notice to the Pledgor in accordance with Article X of the Credit Agreement, the Pledgor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, as the Pledgor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The reasonable costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by the Pledgor or the Collateral Agent, shall be borne by the Pledgor.

          Section 3.6.  Instruments.  If the Pledgor owns or acquires any
                        -----------
Instrument constituting Collateral in an amount in excess of $250,000, the Pledgor will within ten days notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

          Section 3.7.  Further Actions.  The Pledgor will, at its own expense,
                        ---------------
make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require.


                                   ARTICLE IV

                      SPECIAL PROVISIONS CONCERNING MARKS

          Section 4.1.  Additional Representations and Warranties.  The Pledgor
                        -----------------------------------------
represents and warrants that, as of the date hereof, it is the true and lawful exclusive owner of its Marks listed in Schedule F hereto and that said listed
                                       ----------
Marks include all the United States federal registrations or applications registered in the United States Patent and Trademark Office. The Pledgor represents and warrants that, to the best of its knowledge, it owns or is licensed to use or is not prohibited from using all Marks that it uses. The Pledgor further warrants that it is aware of no third party claim that any aspect of the Pledgor's present or contemplated business operations infringes or will infringe any Mark. The Pledgor represents and warrants that it is the owner of record of all United States registrations and applications listed in Schedule F hereto and that said registrations are valid, subsisting, have not
----------
been cancelled and that the Pledgor is not aware of any third-party claim that any of said registrations is invalid or unenforceable. The Pledgor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default and delivery of notice to the Pledgor in accordance with Article X of the Credit Agreement, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark and associated goodwill, and record the same.

          Section 4.2.  Licenses and Assignments.  Other than the license
                        ------------------------
agreements listed on Schedule G hereto and any extensions or renewals thereof,
                     ----------
the Pledgor hereby agrees not to divest itself of any right under any Significant Mark absent prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld.

          Section 4.3.  Infringements.  The Pledgor agrees, promptly upon
                        -------------
learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating any of the Pledgor's rights in and to any Significant Mark, or with respect to any party claiming that the Pledgor's use of any Significant Mark violates any property right of that party, in each case to the extent that the Pledgor reasonably believes that such infringement or violation is material to its business. The Pledgor further agrees, if consistent with good business practice and unless otherwise agreed by the Collateral Agent, diligently to prosecute any Person infringing any Significant Mark to the extent that the Pledgor reasonably believes that such infringement is material to its business.

          Section 4.4.  Preservation of Marks.  The Pledgor agrees to use its
                        ---------------------
Significant Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Significant Marks as trademarks or service marks registered under the laws of the United States.

          Section 4.5.  Maintenance of Registration.  The Pledgor shall, at its
                        ---------------------------
own expense, diligently process all documents required by the Trademark Act of 1946, 15 U.S.C. (S)(S) 1051 et seq. to maintain trademark registration,
                            -- ----
including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office for all of its Significant Marks pursuant to 15 U.S.C. (S)(S) 1058(a), 1059 and 1065, and shall pay all fees and disbursements in connection therewith and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all reasonable administrative and judicial remedies without the prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld.

          Section 4.6.  Future Registered Marks.  If any Mark registration
                        -----------------------
issues hereafter to the Pledgor as a result of any application now or hereafter pending before the United States Patent and Trademark Office, within thirty (30) days of receipt of such certificate the Pledgor shall deliver a copy of such certificate, and a grant of security interest in such mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

          Section 4.7.  Remedies.  If an Event of Default shall occur and be
                        --------
continuing, the Collateral Agent may, upon delivery to the Pledgor of written notice in accordance with Article X of the Credit Agreement, take any or all of the following actions: (i) declare the entire right, title and interest of the Pledgor in and to each of the Marks and the goodwill of the business associated therewith, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 4.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and use or sell the Marks and the goodwill of the Pledgor's business symbolized by the Marks and the right to carry on the business and use the assets of the Pledgor in connection with which the Marks have been used; and (iii) direct the Pledgor to refrain, in which event the Pledgor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change the Pledgor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent government agency or office in any foreign jurisdiction to the Collateral Agent.


                                   ARTICLE V

                         SPECIAL PROVISIONS CONCERNING
                             PATENTS AND COPYRIGHTS

          Section 5.1.  Additional Representations and Warranties.  The Pledgor
                        -----------------------------------------
represents and warrants that to the best of its knowledge, as of the date hereof, it is the true and lawful exclusive owner of all rights in its Patents listed in Schedule H hereto and in the Copyrights listed in Schedule I hereto,
          ----------                                        ----------
that said Patents include all the United States patents and applications for United States patents that the Pledgor now owns and that said Copyrights constitute all the United States Copyrights registered with the United States Copyright Office and applications for United States copyrights that the Pledgor now owns. The Pledgor represents and warrants that to the best of its knowledge, as of the date hereof, it owns or is licensed to practice under all Patents and Copyrights that it now uses or practices under. The Pledgor further warrants that it is aware of no third party claim that any aspect of the Pledgor's present or contemplated business operations infringes or will infringe any Patent or any Copyright. The Pledgor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of any Event of Default and delivery of notice to the Pledgor in accordance with Article X of the Credit Agreement, any document which may be required by the United States Patent and Trademark Office or the United States Copyright Office in order to effect an absolute assignment of all right, title and interest in each Patent and Copyright, and record the same.

          Section 5.2.  Licenses and Assignments.  Other than the license
                        ------------------------
agreements listed on Schedule F hereto and any extensions or renewals thereof,
                     ----------
the Pledgor hereby agrees not to divest itself of any right under any Significant Patent or Significant Copyright absent prior written consent of the Collateral Agent, which consent shall not be unreasonably withheld.

          Section 5.3.  Infringements.  The Pledgor agrees, promptly upon
                        -------------
learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to the Pledgor with respect to any infringement or other violation of the Pledgor's rights in any Significant Patent or Significant Copyright, or with respect to any claim that practice of any Significant Patent or Significant Copyright violates any property right of that party, in each case to the extent that the Pledgor reasonably believes that such infringement or violation is material to its business. The Pledgor further agrees, consistent with good business practice and absent direction of the Collateral Agent to the contrary, diligently to prosecute any Person infringing any Significant Patent or Significant Copyright to the extent that the Pledgor reasonably believes that such infringement is material to its business, which consent shall not be unreasonably withheld.

          Section 5.4.  Maintenance of Patents.  At its own expense, the Pledgor
                        ----------------------
shall make timely payment of all post-issuance fees required pursuant to 35 U.S.C. (S) 41 to maintain in force rights under each Significant Patent.

          Section 5.5.  Prosecution of Patent Application.  At its own expense,
                        ---------------------------------
the Pledgor shall diligently prosecute all applications for Significant Patents listed in Schedule H hereto and shall not abandon any such application prior to
          ----------
exhaustion of
all reasonable administrative and judicial remedies, absent written consent of the Collateral Agent, which consent shall not be unreasonably withheld.

          Section 5.6.  Other Patents and Copyrights.  Within 30 days of
                        ----------------------------
acquisition of a Patent or Copyright, or of filing of an application for a Patent or Copyright, the Pledgor shall deliver to the Collateral Agent a copy of such Patent or Copyright or such application, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

          Section 5.7.  Remedies.  If an Event of Default shall occur and be
                        --------
continuing and Collateral Agent has delivered notice to the Pledgor in accordance with Article X of the Credit Agreement, the Collateral Agent may by written notice to the Pledgor, take any or all of the following actions: (i) declare the entire right, title, and interest of the Pledgor in each of its Patents and Copyrights vested, in which event such right, title, and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, in which case the Collateral Agent shall be entitled to exercise the power of attorney referred to in Section 5.1 to execute, cause to be acknowledged and notarized and record said absolute assignment with the applicable agency; (ii) take and practice or sell the Patents and Copyrights; and (iii) direct the Pledgor to refrain, in which event the Pledgor shall refrain, from practicing the Patents and Copyrights directly or indirectly, and the Pledgor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.


                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

          Section 6.1.  Protection of Collateral Agent's Security.  The Pledgor
                        -----------------------------------------
will not do anything to impair in any material respect the rights of the Collateral Agent in the Collateral. The Pledgor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at the Pledgor's own expense to the extent and in the manner provided in the Credit Agreement. If the Pledgor shall fail to insure its Inventory and Equipment in accordance with the preceding sentence, or if the Pledgor shall fail to so endorse and deposit all policies with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation), upon prior notice to the Pledgor, to procure such insurance and the Pledgor agrees to promptly reimburse the Collateral Agent for all reasonable costs and expenses of procuring such insurance. The Collateral Agent shall, at the time such proceeds of such insurance are distributed to the Secured Creditors, apply such proceeds in accordance with Section 7.4 or as otherwise provided in the Credit Agreement. The Pledgor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of the Pledgor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to the Pledgor unless such loss or damage is finally judicially determined to have been incurred by reason of the gross negligence or willful misconduct of any Secured Creditor or any agent of any Secured Creditor or the failure of a Secured Creditor, in exercising its remedies hereunder, to act in a commercially reasonable manner.

          Section 6.2.  Warehouse Receipts Non-negotiable.  The Pledgor agrees
                        ---------------------------------
that if any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of its Inventory, such warehouse receipt or receipt in the nature thereof shall not be "negotiable" (as such term is used in Section 7-104 of the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law).

          Section 6.3.  Further Actions.  The Pledgor will, at its own expense,
                        ---------------
make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral in accordance with the terms hereof.

          Section 6.4.  Financing Statements.  The Pledgor agrees to execute and
                        --------------------
deliver to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are necessary in the reasonable opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all applicable jurisdictions or any other applicable law.
The Pledgor will pay any applicable filing fees, recordation taxes and related expenses. The Pledgor authorizes the Collateral Agent to file any such financing statements without the signature of the Pledgor where permitted by law.


                                  ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

          Section 7.1.  Remedies; Obtaining the Collateral Upon Default.  The
                        -----------------------------------------------
Pledgor agrees that, if any Event of Default shall have occurred and be continuing and the Collateral Agent shall have delivered to the Pledgor notice in accordance with Article X of the Credit Agreement, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all applicable jurisdictions and may also (subject to laws and regulations governing the national security of the United States):

          (a) personally, or by agents or attorneys, immediately retake possession of the Collateral or any part thereof, from the Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon the Pledgor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of the Pledgor; possession of machinery shall, however, be subject to the terms of the Location Leases; and

          (b) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of the Pledgor in respect of such Collateral; and

          (c) withdraw all monies, securities and instruments in the Cash Collateral Account for application to the Obligations in accordance with
     Section 7.4; and

          (d) sell, assign or otherwise liquidate, or direct the Pledgor to sell, assign or otherwise liquidate, any or all of its Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation; and

     (e) take possession of the Collateral or any part thereof, by directing the Pledgor in writing to deliver the same to the Collateral Agent at any commercially reasonable place or places designated by the Collateral Agent, in which event the Pledgor shall at its own expense:

               (i) forthwith cause the Collateral pledged by it to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent, and

              (ii) store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2, and

             (iii) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

          (f) license or sublicense (to the extent not in violation of the license), whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its commercially reasonable judgment determine;

it being understood that the Pledgor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by the Pledgor of said obligation.

          Section 7.2.  Remedies; Disposition of the Collateral.  Any Collateral
                        ---------------------------------------
repossessed by the Collateral Agent under or pursuant to Section 7.1 and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine; provided that such terms shall be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any commercially reasonable overhaul or repair made by or at the direction of the Collateral Agent. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than 10 days' written notice to the Pledgor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the 10 days after the giving of such notice, to the right of the Pledgor or any nominee of the Pledgor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so reasonably specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than 10 days' written notice to the Pledgor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent and the Secured Creditors may bid for and become the purchaser of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the Pledgor. If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the Pledgor as hereinabove specified, the Collateral Agent need give the Pledgor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law. The Pledgor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sale or sales of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at the Pledgor's reasonable expense.

          Section 7.3.  Waiver of Claims.  Except as otherwise provided in this
                        ----------------
Agreement, THE PLEDGOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Pledgor hereby further waives, to the extent permitted by law:

          (a) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct or failure to act, in exercising its remedies hereunder, in a commercially reasonable manner;

          (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

          (c) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and the Pledgor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws unless such action or threatened action is not commercially reasonable.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against the Pledgor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Pledgor other than any Collateral remaining after payment in full of the Obligations.

          Section 7.4.  Application of Proceeds.  (a)  All moneys collected by
                        -----------------------
the Collateral Agent (or, to the extent the Pledge Agreement or the Mortgage to which the Pledgor is a party requires proceeds of Collateral under such agreement to be applied in accordance with the provisions of this Agreement, the Pledgee or Mortgagee under such other agreement) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

          (i) first, to the payment of all amounts owing the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations";

         (ii) second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations shall be paid to the Secured Creditors as provided in
     Section 7.4(f), with each Secured Creditor receiving an amount equal to such outstanding Primary Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations, its Pro Rata Share of the amount remaining to be distributed;

        (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 7.4(f), with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

         (iv) fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, and following the termination of this Agreement pursuant to Section 10.9(a) hereof, to the Pledgor or to whomever may be lawfully entitled to receive such surplus.

          (b) For purposes of this Agreement (x) "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor's Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) "Primary Obligations" shall mean (i) in the case of the Credit Agreement Obligations, all principal of, and interest on, all Loans, all Unpaid Drawings theretofore made (together with all interest accrued thereon), and the aggregate Stated Amounts of all Letters of Credit issued (or deemed issued) under the Credit Agreement, and all Fees and (ii) in the case of the Other Obligations, all amounts due under the Interest Rate Protection or Other Hedging Agreements (other than indemnities, fees (including, without limitation, reasonable attorneys' fees) and similar obligations and liabilities) and (z) "Secondary Obligations" shall mean all Obligations other than Primary Obligations.

          (c) When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 7.4 only)
(i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations. If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be immediately distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

          (d) Each of the Secured Creditors agrees and acknowledges that if the Bank Creditors are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) under the Credit Agreement (which shall only occur after all outstanding Loans and Unpaid Drawings with respect to such Letters of Credit have been paid in full), such amounts shall be paid to the Administrative Agent under the Credit Agreement and held by it, for the equal and ratable benefit of the Bank Creditors, as cash security for the repayment of Obligations owing to the Bank Creditors as such. If any amounts are held as cash security pursuant to the immediately preceding sentence, then upon the termination of all outstanding Letters of Credit, and after the application of all such cash security to the repayment of all Obligations owing to the Bank Creditors after giving effect to the termination of all such Letters of Credit, if there remains any excess cash, such excess cash shall be distributed by the Collateral Agent in accordance with Section 7.4(a) hereof.

          (e) Except as set forth in Section 7.4(d), all payments required to be made hereunder shall be made (x) if to the Bank Creditors, to the Administrative Agent under the Credit Agreement for the account of the Bank Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a "Representative") for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

          (f) For purposes of applying payments received in accordance with this
Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative for any Secured Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Primary Obligations and Secondary Obligations owed to the Bank Creditors or the Other Creditors, as the case may be. Unless it has actual knowledge (including by way of written notice from a Bank Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Collateral Agent, in acting hereunder, shall be entitled to assume that no Interest Rate Protection or Other Hedging Agreements are in existence.

          (g) It is understood and agreed that the Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of the sums referred to in clauses
(i) through (iii), inclusive, of Section 7.4(a), except to the extent that such proceeds are not applied by the Collateral Agent in accordance with this Agreement and the Credit Agreement.

          Section 7.5.  Remedies Cumulative.  Each and every right, power and
                        -------------------
remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, the Interest Rate Protection or Other Hedging Agreements, the other Credit Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy, renewal or extension of any of the Obligations and no course of dealing between the Pledgor and the Collateral Agent or any holder of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover expenses, including reasonable attorneys' fees, and the amounts thereof shall be included in such judgment.

          Section 7.6.  Discontinuance of Proceedings.  In case the Collateral
                        -----------------------------
Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the Pledgor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.


                                  ARTICLE VIII

                                   INDEMNITY

          Section 8.1.  Indemnity.  (a)  The Pledgor agrees to indemnify,
                        ---------
reimburse and hold the Collateral Agent, each Secured Creditor and their respective successors, assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnities") harmless from any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs, expenses or disbursements (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnities arising out of this Agreement, [any Interest Rate Protection or Other Hedging Agreement,] any other Credit Document or any other document executed in connection herewith and therewith or in any other way connected with the administration of the transactions contemplated hereby and thereby or the enforcement of any of the terms of, or the preservation of any rights under any thereof, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), any contract claim or, to the maximum extent permitted under applicable law, the violation of the laws of any country, state or other governmental body or unit, or any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage); provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for expenses to the extent finally judicially determined to have been incurred by reason of the gross negligence or willful misconduct of such Indemnitee. The Pledgor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, suit or judgment, the Pledgor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify the Pledgor of any such assertion of which such Indemnitee has knowledge.

          (b) Without limiting the application of Section 8.1(a), the Pledgor agrees to pay, or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all reasonable fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral as set forth herein and in the Credit Agreement.

          (c) Without limiting the application of Section 8.1(a) or (b), the Pledgor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any material misrepresentation by the Pledgor in this Agreement, any Interest Rate Protection or Other Hedging Agreement, any other Credit Document or in any writing contemplated by or made or delivered pursuant to or in connection with this Agreement, any Interest Rate Protection or Other Hedging Agreement or any other Credit Document as set forth herein and in the Credit Agreement.

          (d) If and to the extent that the obligations of the Pledgor under this Section 8.1 are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

          Section 8.2.  Indemnity Obligations Secured by Collateral; Survival.
                        -----------------------------------------------------
Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnification obligations of the Pledgor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection or Other Hedging Agreements and the payment of all other Obligations and notwithstanding the discharge thereof.

                                   ARTICLE IX

                                  DEFINITIONS

          The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

          "Administrative Agent" shall have the meaning provided in the first paragraph of this Agreement.

          "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

          "Bank Creditor" shall have the meaning provided in the first paragraph of this Agreement.

          "Banks" shall have the meaning provided in the first WHEREAS clause of this Agreement.

          "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with __________________ for the benefit of the Secured Creditors.

          "Chattel Paper" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Class" shall have the meaning provided in Section 10.2 of this Agreement.

          "Collateral" shall have the meaning provided in Section 1.1(a) of this Agreement.

          "Contract Rights" shall mean all rights of the Pledgor (including, without limitation, all rights to payment) under each Contract.

          "Contracts" shall mean all contracts between the Pledgor and one or more additional parties (including, without limitation, (i) each partnership agreement to which the Pledgor is a party and (ii) any Interest Rate Protection or Other Hedging Agreements), but excluding (x) licenses to the extent that the terms thereof prohibit the assignment of, or granting of a security interest in, such licenses and (y) location contracts which have not, with the Collateral Agent's approval, been assigned to the Collateral Agent.

          "Copyrights" shall mean any United States copyright which the Pledgor now or hereafter has registered with the United States Copyright Office, as well as any application for a United States copyright registration now or hereafter made with the United States Copyright Office by the Pledgor.

          "Credit Agreement" shall have the meaning provided in the first paragraph of this Agreement.

          "Credit Agreement Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Default" shall mean any event which, with notice or lapse of time, or both, would constitute an Event of Default.

          "Documents" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Pledgor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings and movable trade fixtures now or hereafter owned by the Pledgor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

          "Event of Default" shall mean any Event of Default under, and as defined in, the Credit Agreement and shall in any event, without limitation, include any payment default on any of the Obligations, after the expiration of any applicable grace and cure periods.

          "General Intangibles" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York and shall in any event include all of the Pledgor's claims, rights, powers, privileges, authority, options, security interests, liens and remedies under any partnership agreement to which the Pledgor is a party or with respect to any partnership of which the Pledgor is a partner.

          "Goods" shall have the meaning provided in the Uniform Commercial Code as in effect on the date hereof in the State of New York.

          "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

          "Instrument" shall have the meaning provided in Article 9 of the Uniform Commercial Code as in effect on the date hereof in the State of New York but shall not include any Location Leases.

          "Interest Rate Protection or Other Hedging Agreements" shall have the meaning provided in the first paragraph of this Agreement.

          "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from the Pledgor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Pledgor.

          "Marks" shall mean any trademarks and service marks now held or hereafter acquired by the Pledgor, which are registered in the United States Patent and Trademark Office or in any similar office or agency of the United States or any state thereof or any political subdivision thereof and any application for such trademarks and service marks, as well as any unregistered marks used by the Pledgor in the United States and trade dress including logos, designs, trade names, company names, business names, fictitious business names and other business identifiers in connection with which any of these registered or unregistered marks are used in the United States.

          "Obligations" shall mean (i) (x) the principal of and interest on the Notes issued, and Loans made, under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to the Letters of Credit under the Credit Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, Fees and interest thereon) of the Pledgor to the Bank Creditors now existing or hereafter incurred under, arising out of, or in connection with the Credit Agreement and the other Credit Documents and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and the other Credit Documents (all such principal, interest, obligations and liabilities being herein collectively called the "Credit Agreement Obligations"); (ii) all obligations and liabilities owing by the Pledgor to the Other Creditors under, or with respect to, any Interest Rate Protection or Other Hedging Agreement, whether such Interest Rate Protection or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by the Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (ii) being herein collectively called the "Other Obligations"); (iii) any and all sums reasonably advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral in accordance with the terms hereof and the other Credit Documents; (iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of the Pledgor referred to in clauses (i) and (ii), after an Event of Default shall have occurred and be continuing and the Collateral Agent has given notice under
Article X of the Credit Agreement, the commercially reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs in accordance with the terms hereof and the other Credit Documents; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement. It is acknowledged and agreed that the "Obligations" shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

          "Other Creditors" shall have the meaning provided in the first paragraph of this Agreement.

          "Other Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

          "Patents" shall mean any United States patent now or hereafter owned by the Pledgor, as well as any application for a United States patent now or hereafter owned by the Pledgor.

          "Permitted Filings" shall have the meaning provided in Section 2.1 of this Agreement.

          "Permitted Liens" shall have the meaning provided in the Credit Agreement.

          "Pledgor" shall have the meaning provided in the first paragraph of this Agreement.

          "Primary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Pro Rata Share" shall have the meaning provided in Section 7.4(c) of this Agreement.

          "Proceeds" shall have the meaning provided in the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or the Pledgor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to the Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

          "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by the Pledgor and, in any event, shall include, but shall not be limited to, all of the Pledgor's rights to payment for goods sold or leased or services performed by the Pledgor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (i) all security pledged, assigned, hypothecated or granted to or held by the Pledgor to secure the foregoing, (ii) all of the Pledgor's right, title and interest in and to any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (v) all books, records, ledger cards, and invoices relating thereto, (vi) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(vii) all credit information, reports and memoranda relating thereto, and (viii) all other writings related in any way to the foregoing.

          "Representative" shall have the meaning provided in Section 7.4 of this Agreement.

          "Required Secured Creditors" shall mean (i) the Required Banks (or, to the extent required by Section 13.12 of the Credit Agreement, all of the Banks) under the Credit

Agreement so long as any Credit Agreement Obligations remain outstanding and
(ii) in any situation not covered by the preceding clause (i), the holders of a majority of the outstanding principal amount of the Other Obligations.

          "Requisite Creditors" shall have the meaning provided in Section 10.2.

          "Secondary Obligations" shall have the meaning provided in Section 7.4(b) of this Agreement.

          "Significant Copyrights" shall mean those Copyrights which the Pledgor believes in its reasonable judgment to be material to its business.

          "Secured Creditors" shall have the meaning provided in the first paragraph of this Agreement.

          "Significant Marks" shall mean those Marks which the Pledgor believes in its reasonable judgment to be material to its business.

          "Significant Patents" shall mean those Patents which the Pledgor believes in its reasonable judgment to be material to its business.

          "Termination Date" shall have the meaning provided in Section 10.9 of this Agreement.

          "Trade Secrets" shall mean any material know-how, technology, product formulations, procedures and product and manufacturing specifications or standards now or hereafter utilized in the Pledgor's business.


                                   ARTICLE X

                                 MISCELLANEOUS

          Section 10.1.  Notices.  All such notices and communications hereunder
                         -------
shall be telecopied or delivered by messenger or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier and when mailed shall be effective three Business Days following deposit in the mail with proper postage, except that notices and communications to the Collateral Agent shall not be effective until received by the Collateral Agent. All notices, requests, demands or other communications shall be in writing and addressed as follows:

          (a)  if to the Pledgor, at:

               Coinmach Corporation
               55 Lumber Road
               Roslyn, New York  11576
               Attention:

               with a copy to:

               Coinmach Corporation

               -------------------------
               Charlotte, North Carolina
               Attention:
                          ______________

               with a copy to:

               Anderson Kill & Olick, P.C.
               1251 Avenue of the Americas
               New York, New York  10020-1182
               Attention:  Ronald S. Brody

          (b)  if to the Collateral Agent:

               Bankers Trust Company
               130 Liberty Street
               New York, New York  10006
               Attention:  Thomas P. Prior

          (c ) if to any Bank Creditor, either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

          (d) if to any Other Creditor, either (x) to the Representative for the Other Creditors, at such address as such Representative may have provided to the Pledgor and the Collateral Agent from time to time, or (y) directly to the Other Creditors at such address as the Other Creditors shall have specified in writing to the Pledgor and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

          Section 10.2.  Waiver; Amendment.  None of the terms and conditions of
                         -----------------
this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Collateral Agent (with the written consent of the Required Banks, or to the extent required by
Section 13.12 of the Credit Agreement, all the Banks); provided, however, that
                                                       --------  -------
any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such affected Class. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (y) the Bank Creditors
                                            ----
as holders of the Credit Agreement Obligations or (z) the Other Creditors as the holders of the Other Obligations; and the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Agreement Obligations, the Required Banks and (y) with respect to the Other Obligations, the holders of 51% of all obligations outstanding from time to time under the Interest Rate Protection Agreements or Other Hedging Agreements.

          Section 10.3.  Obligations Absolute.  The obligations of the Pledgor
                         --------------------
hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Pledgor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, any other Credit Document [or any Interest Rate Protection or Other Hedging Agreement] except as specifically set forth in a waiver granted pursuant to Section 10.2 hereof; or (c) any amendment to or modification of any Credit Document or any Interest Rate Protection or Other Hedging Agreement or any security for any of the Obligations; whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

          Section 10.4.  Successors and Assigns.  This Agreement shall be
                         ----------------------
binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the Collateral Agent, each Secured Creditor and the Pledgor and their respective successors and assigns, provided that the Pledgor may not transfer or assign any or all of its rights or obligations hereunder without the written consent of the Required Secured Creditors and no Secured Creditor shall assign its rights hereunder except in accordance with the Credit Agreement. All agreements, statements, representations and warranties made by the Pledgor herein or in any certificate or other instrument delivered by the Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this

Agreement, the other Credit Documents and the Interest Rate Protection or Other Hedging Agreements regardless of any investigation made by the Secured Creditors or on their behalf.

          Section 10.5.  Headings Descriptive.  The headings of the several
                         --------------------
sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

          Section 10.6.  Severability.  Any provision of this Agreement which is
                         ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 10.7.  GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND
                         -------------
OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          Section 10.8.  Pledgor's Duties.  It is expressly agreed, anything
                         ----------------
herein contained to the contrary notwithstanding, that the Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of the Pledgor under or with respect to any Collateral except to the extent directly resulting from the Collateral Agent's gross negligence or willful misconduct or failure to act, in exercising its remedies hereunder, in a commercially reasonable manner.

          Section 10.9.  Termination; Release.  (a)  After the Termination Date,
                         --------------------
this Agreement shall terminate and the Collateral Agent, at the request and expense of the Pledgor, will promptly execute and deliver to the Pledgor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral of the Pledgor as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, "Termination Date" shall mean the date upon which the Commitments and all Interest Rate Protection or Other Hedging Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated and all Obligations then owing have been paid in full.

          (b) In the event that any part of the Collateral is sold in connection with a sale permitted by Section 9.02 or in connection with an investment made by the Pledgor in accordance with Section 9.05(j) of the Credit Agreement or is otherwise released at the direction of the Required Banks (or all Banks if required by Section 13.12 of the Credit Agreement) and the proceeds of such sale or sales or from such release are applied in accordance with, and to the extent required by, the provisions of Section 4.02 of the Credit Agreement, to the extent required to be so applied, such Collateral will be sold free and clear of the Liens created by this Agreement and the Collateral Agent, at the request and expense of the Pledgor, will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or released and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement.

          (c) At any time that the Pledgor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 10.9(b), it shall deliver to the Collateral Agent a certificate signed by its chief financial officer stating that the release of the respective Collateral is permitted pursuant to Section 10.9(a) or
(b).

          (d) The Collateral Agent shall have no liability whatsoever to any Secured Creditor as a result of any release of Collateral by it in accordance with this Section 10.9.

          Section 10.10.  Counterparts.  This Agreement may be executed in any
                          ------------
number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Pledgor and the Collateral Agent.

          Section 10.11.  The Collateral Agent.  The Collateral Agent will hold
                          --------------------
in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by the parties hereto and each Secured Creditor, by accepting the benefits of this Agreement acknowledges and agrees that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth in Section 12 of the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                              COINMACH CORPORATION,
                                as Pledgor



                              By:/s/ Robert M. Doyle
                                 _____________________________
                                 Name: Robert M. Doyle
                                 Title: Senior Vice President


                              BANKERS TRUST COMPANY,
                                as Collateral Agent


                              By:/s/ Patricia Hogan
                                 _____________________________
                                 Name: Patricia Hogan
                                 Title: Vice President

                                  SCHEDULE A

                               PERMITTED FILINGS

1. Kwik Wash Laundries L.P. has provided seller financing in connection with six laundromat store locations (three in Austin, three in Dallas and one in Houston, Texas). All such financings are secured by liens on such laundromat stores.

2. Borrower's computer system and related equipment are pledged as security under capital leases pursuant to a rollover agreement with IBM Credit Corporation, Master Agreement Number HR11512, dated August 28, 1995.

3. The Inter-Tel 36 Telephone System including all substitutions, modifications and proceeds thereof are covered by a UCC-1 Financing statement which states that the property rental property and that the UCC-1 was filed only to make the rental a matter of public record. The secured party was Inter-Tel Leasing, Inc. before assigned to Heller Financial, Inc.

4. The Tie Ultracom AT Telephone System including all substitutions, modifications and proceeds thereof are covered by a UCC-1 Financing statement which states that the property rental property and that the UCC-1 was filed only to make the rental a matter of public record. The secured party was Inter-Tel Leasing, Inc.

5.   Hudson United Bank, as Secured Party, UCC-1, File Number 94-1030, File
     Date: April 14, 1994 (Borrower will have this lien removed after the Closing Date)

                                   SCHEDULE B

                            CHIEF EXECUTIVE OFFICES

1.   55 Lumber Road
     Roslyn, New York  11576

2.   521 East Morehead Street
     Charlotte, North Carolina  28202

                                   SCHEDULE C

                                RECORD LOCATIONS

1.   55 Lumber Road
     Roslyn, New York  11576

2.   521 East Morehead Street
     Charlotte, North Carolina  28202

                                   SCHEDULE D

                      LOCATIONS OF INVENTORY AND EQUIPMENT

     Alabama
     Arizona
     Arkansas
     California
     Connecticut
     Delaware
     District of Columbia
     Florida
     Georgia
     Illinois
     Indiana
     Iowa
     Kansas
     Kentucky
     Louisiana
     Maryland
     Michigan
     Minnesota
     Mississippi
     Missouri
     Nebraska
     New Jersey
     New York
     North Carolina
     Ohio
     Oklahoma
     Pennsylvania
     South Carolina
     South Dakota
     Tennessee
     Texas
     Virginia
     West Virginia
     Wisconsin

                                   SCHEDULE E

                  TRADE NAMES, FICTITIOUS NAMES OR OTHER NAMES

1.   Coinmach Corporation uses the following names:

     (a)  Hi-Rise Laundry Equipment Company or any variation thereof

     (b)  Allied Laundry Equipment Company or any variation thereof

     (c)  Solon Automated Services, Inc. or any variation thereof

     (d)  Kwik-Wash Laundries, L.P. or any variation thereof

2. The Coinmach Corporation was incorporated in the State of Delaware on January 19, 1995. On January 31, 1995, The Coinmach Corporation purchased all of the partnership interests of Coinmach Industries Co., L.P. and Super Laundry Equipment Co., L.P. from CIC I Acquisition Corp. and Coinmach Holding Corp. Coinmach Corporation is the surviving and renamed corporation resulting from the merger of The Coinmach Corporation with and into Solon Automated Services, Inc. on November 30, 1995. Certain of the names of the foregoing entities may be used or referenced to in the operations of Coinmach Corporation.

3.   Coinmach Corporation has the following two subsidiaries:

     (a) Super Laundry Equipment Corp. which does business as Wasco Laundry Equipment Company and Luca Laundry Equipment Company

     (b)  Grand Wash & Dry Launderette, Inc.

                                   SCHEDULE F

                                     MARKS

1.   The service mark "Flexivend"

                                   SCHEDULE G

                               LICENSE AGREEMENTS

None.

                                   SCHEDULE H

                            PATENTS AND APPLICATIONS

None.

                                   SCHEDULE I

                                   COPYRIGHTS

None.

                                                                         ANNEX J
                                                                              to
                                                              Security Agreement
                                                              ------------------

                        ASSIGNMENT OF SECURITY INTEREST
                    IN UNITED STATES TRADEMARKS AND PATENTS
                   ---------------------------------------------


          FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, Coinmach Corporation, a corporation with principal offices at 55 Lumber Road, Roslyn, New York 11576, ("the Assignor"), hereby assigns and grants to Bankers Trust Company, as Collateral Agent, with principal offices at 130 Liberty Street, New York, New York 10006 (the "Assignee"), a security interest in (i) all of Assignor's right, title and interest in and to the United States trademarks, trademark registrations and trademark applications (the "Marks") set forth on Schedule A attached hereto, (ii) all of Assignor's
                           ----------
right, title and interest in and to the United States patents (the "Patents") set forth on Schedule B attached hereto, in each case together with (iii) all
             ----------
Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Marks and Patents, (iv) the goodwill of the businesses symbolized by the Marks and (v) all causes of action arising prior to or after the date hereof for infringement of any of the Marks and Patents or unfair competition regarding the same.

          THIS ASSIGNMENT is made to secure the full and prompt performance and payment of all the Obligations of Assignor, as such term is defined in the Security Agreement between Assignor, Assignee and certain other entities party thereto, dated as of January 8, 1997 (as amended from time to time, the "Security Agreement"). Upon the occurrence of the Termination Date (as defined in the Security Agreement), the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to Assignor an instrument in writing releasing the security interest in the Marks and Patents acquired under this Assignment.

          This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

             IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the 8th day of January, 1997.


                            COINMACH CORPORATION, as Assignor



                            By:__________________________________
                               Name:
                               Title:


                            BANKERS TRUST COMPANY, as
                              Collateral Agent, Assignee



                            By:__________________________________
                               Name:
                               Title:

STATE OF NEW YORK      )
                       )  ss.:
COUNTY OF NEW YORK     )


          On this ____ day of January, 1997, before me personally came _________________ who, being by me duly sworn, did state as follows: that he is
_______________ of Coinmach Corporation, that he is authorized to execute the foregoing Assignment on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.



                                 _________________________
                                         Notary Public

STATE OF NEW YORK      )
                       )  ss.:
COUNTY OF NEW YORK     )


          On this ____ day of January, 1997, before me personally came _____________________ who, being by me duly sworn, did state as follows: that he is __________________ of Bankers Trust Company, that he is authorized to execute the foregoing Assignment on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.



                                 ____________________________
                                          Notary Public

                                                                      SCHEDULE A
                                                                      ----------



MARK                             REG. NO.  REG. DATE
----                             --------  ---------

                                                                      SCHEDULE B
                                                                      ----------



PATENT  PATENT NO.     ISSUE DATE
------  ----------     ----------

                                                                         ANNEX K
                                                                              to
                                                              Security Agreement
                                                              ------------------


                        ASSIGNMENT OF SECURITY INTEREST
                          IN UNITED STATES COPYRIGHTS


          WHEREAS, Coinmach Corporation, a Delaware corporation, having its chief executive office at 55 Lumber Road, Roslyn, New York 11576, (the "Assignor") is the owner of all right, title and interest in and to the United States copyrights and associated United States copyright registrations and applications for registration set forth in Schedule A attached hereto;
                                           ----------

          WHEREAS, BANKERS TRUST COMPANY, as Collateral Agent, having its principal offices at 130 Liberty Plaza, New York, NY 10006 (the "Assignee"), desires to acquire a security interest in, and lien on, said copyrights and copyright registrations and applications therefor and the goodwill of the business symbolized by said copyrights; and

          WHEREAS, Assignor is willing to assign to the Assignee, and to grant to the Assignee a security interest in and lien upon the copyrights and copyright registrations and applications therefor described above;

          NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the terms and conditions of the Security Agreement, dated as of January 8, 1997, between Assignor, the Assignee and certain other entities party thereto (as amended from time to time, the "Security Agreement"), Assignor hereby assigns to the Assignee, and grants to the Assignee a security interest in and a lien upon, the copyrights and copyright registrations and applications therefor set forth in Schedule A
                                                               ----------
attached hereto and the goodwill of the business symbolized by said copyrights.

          This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

             Executed at New York, New York, the 8th day of January, 1997.


                                 COINMACH CORPORATION, as Assignor



                                 By__________________________
                                    Name:
                                    Title:


                                 BANKERS TRUST COMPANY, as
                                    Collateral Agent,
                                    Assignee



                                 By__________________________
                                    Name:
                                    Title:

STATE OF NEW YORK )
                       ) ss.:
COUNTY OF NEW YORK     )



          On this ____ day of January, 1997 before me personally came _______________, who being duly sworn, did depose and say that he is
___________________ of Coinmach Corporation, that he is authorized to execute the foregoing Assignment on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.



                                 _________________________
                                         Notary Public

STATE OF NEW YORK )
                       ) ss.:
COUNTY OF NEW YORK     )



          On this ____ day of January, 1997 before me personally came _______________, who being duly sworn, did depose and say that he is
___________________ of Bankers Trust Company, that he is authorized to execute the foregoing Assignment on behalf of said corporation and that he did so by authority of the Board of Directors of said corporation.



                                 _________________________
                                         Notary Public

                                                                      SCHEDULE A
                                                                      ----------


                                U.S. COPYRIGHTS
                                ---------------

    REGISTRATION               PUBLICATION
      NUMBERS                      DATE            COPYRIGHT TITLE
   --------------            ----------------      ---------------